SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 2, 2011

Date of report (Date of earliest event reported)

VALUEVISION MEDIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-20243	41-1673770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road Eden Prairie, Minnesota		55344-3433
(Address of Principal Executive Offices)		(Zip Code)

(952) 943-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2011, we issued a press release disclosing our anticipated results of operations and financial condition for our second fiscal quarter ended October 29, 2011. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.

Date:November 2, 2011	/s/ Teresa Dery
Teresa Dery
General Counsel

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated November 2, 2011	Filed Electronically